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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 16, 2004
                                                     (November 15, 2004)
                                                -----------------------------

                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

           Ohio                          1-13006                31-1179518
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio                43058-3500
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   (Address of principal executive offices)                       (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 15, 2004, Park National Corporation ("Park") issued a news release announcing changes to Park's Board of Directors and executive officers. A copy of the November 15, 2004 Management Changes Release is included as Exhibit 99.1 and incorporated by reference.

As reported in the November 15, 2004 Management Changes Release, on November 15, 2004, Howard E. LeFevre announced his plan to resign from the Park Board of Directors effective December 31, 2004. On November 15, 2004, the Park Board of Directors subsequently elected F. William Englefield IV and Michael J. Menzer as directors of Park, effective January 1, 2005. Mr. Englefield has served as a member of the Board of Directors of The Park National Bank ("PNB"), a subsidiary of Park, since 1994 and is President of Englefield Oil Co., a retailer and wholesaler of petroleum products. Mr. Englefield will serve in the class of Park directors whose terms expire in 2005. It is expected that Mr. Englefield will be appointed to the Audit Committee of the Park Board of Directors. Mr. Menzer has served as a member of the PNB Board of Directors since 1999 and is President of Northstreet Partners, Inc., a private equity investment company. Mr. Menzer will serve in the class of Park directors whose terms expire in 2006. It is expected that Mr. Menzer will be appointed to the Audit and Investment Committees of the Park Board of Directors.

On November 15, 2004, the Park Board of Directors also took action addressing the executive leadership of Park. David L. Trautman was elected President of each of Park and PNB as well as a director of Park, in each case effective as of January 1, 2005. Mr. Trautman will serve in the class of Park directors whose terms expire in 2007. Mr. Trautman, age 43, has served as Secretary of Park since July 2002; as Executive Vice President and a director of PNB since February 2002; as Chairman of the Board of The First-Knox National Bank of Mount Vernon, a subsidiary of Park ("FKNB"), since March 2001 and a director of FKNB since May 1997; and as a director of United Bank, N.A., a subsidiary of Park, since 2000. Mr. Trautman served as President and Chief Executive Officer of FKNB from May 1997 to February 2002 and as a Vice President of PNB from 1993 to May 1997.

C. Daniel DeLawder was elected Chairman of the Board of each of Park and PNB, effective as of January 1, 2005. He will also continue as Chief Executive Officer and a director of both Park and PNB. Mr. DeLawder, age 55, has served as Chief Executive Officer since 1999, President since 1994 and a director since 1994, of Park; as Chief Executive Officer since January 1999, President since 1993 and a director since 1992 of PNB; as Chairman of the Advisory Board since 1989 of the Fairfield National Division of PNB; as a director of The Richland Trust Company, a subsidiary of Park, since 1997; and as a director of Second National Bank, a subsidiary of Park, since 2000. Mr. DeLawder served as Executive Vice President of PNB from 1992 to 1993; and as President of the Fairfield National Division of PNB from 1985 to 1992.

William T. McConnell will cease to serve as Chairman of the Board of each of Park and PNB, effective January 1, 2005, but will continue to serve as a director and Chairman of the Executive Committee of the Board of Directors of each of Park and PNB.


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During each of Park's fiscal year ended December 31, 2003 and Park's fiscal year ending December 31, 2004, each of Messrs. Englefield, Menzer, Trautman and DeLawder, members of their immediate families and, in the case of Messrs. Englefield and Menzer, corporations with which they are associated, were involved in banking transactions with the banking subsidiaries of Park in the ordinary course of their respective businesses and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with Park or its subsidiaries. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features.

Section 8 - Other Events

Item 8.01 - Other Events.

On November 15, 2004, Park issued a second news release (the "November 15, 2004 Dividend Release") announcing the declaration of a cash dividend and a 5% stock dividend. A copy of the November 15, 2004 Dividend Release is included as
Exhibit 99.2 and incorporated by reference.

As reported in the November 15, 2004 Dividend Release, on November 15, 2004, Park's Board of Directors declared a 5% stock dividend payable to shareholders of record as of December 1, 2004, including common shares held as treasury shares. The stock dividend will be paid on December 15, 2004. Shareholders otherwise entitled to receive a fractional common share will receive cash in an amount based on the closing sale price of Park's common shares as reported on the American Stock Exchange on December 1, 2004.

On November 15, 2004, Park's Board of Directors also declared a regular cash dividend of $0.90 per share, payable on January 3, 2005 to shareholders of record as of December 17, 2004. The cash dividend will be paid on all outstanding common shares including those issued as a result of the stock dividend.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable



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(c)      Exhibits. The following exhibits are being filed with this Current
         Report on Form 8-K:


         Exhibit No.       Description
         -----------       -----------

            99.1 News Release issued by Park National Corporation on November 15, 2004 announcing changes to the Board of Directors and executive officers.

            99.2 News Release issued by Park National Corporation on November 15, 2004 announcing the declaration of a cash dividend and a 5% stock dividend.


                      [Remainder of page intentionally left
                      blank; signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PARK NATIONAL CORPORATION


Dated: November 16, 2004                       By:    /s/ John W. Kozak
                                                   ----------------------------
                                                   John W. Kozak
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 16, 2004


                            Park National Corporation

Exhibit No.               Description
-----------               -----------

  99.1 News Release issued by Park National Corporation on November 15, 2004 announcing changes to the Board of Directors and executive officers

  99.2 News Release issued by Park National Corporation on November 15, 2004 announcing the declaration of a cash dividend and 5% stock dividend.




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